TRADE ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 28, 2025
Subclassifications of assets, liabilities and equities [abstract]
FINANCIAL RISK MANAGEMENT	TRADE ACCOUNTS RECEIVABLE:

	December 28, 2025	December 29, 2024

Trade accounts receivable	$966,762	$553,420
Allowance for expected credit losses	(11,092)	(11,061)
	$955,670	$542,359

As at December 28, 2025, trade accounts receivables being serviced under receivables purchase agreements amounted to $777.0 million (December 29, 2024 - $272.1 million). The difference between the carrying amount of the receivables sold under the agreements and the cash received at the time of transfer was $19.0 million for fiscal 2025 (2024 - $16.4 million) and was recorded in bank and other financial charges. Refer to note 28 for additional information related to the receivables purchase agreements.

The movement in the allowance for expected credit losses in respect of trade receivables was as follows:

	2025	2024

Balance, beginning of fiscal year	$(11,061)	$(11,165)
(Impairment) Reversal of impairment of trade accounts receivable	(2,313)	(380)
Write-off of trade accounts receivable	2,282	484
Balance, end of fiscal year	$(11,092)	$(11,061)

The impairment of trade accounts receivable for fiscal 2025 and fiscal 2024, was mainly related to the impact of increases in overall trade accounts receivables, partially offset by a decrease in the expected credit loss rates for specific customers.
FINANCIAL RISK MANAGEMENT:
Due to the nature of the activities that the Company carries out and as a result of holding financial instruments, the Company is exposed to risks arising from financial instruments, including credit risk, liquidity risk, foreign currency risk, interest rate risk, commodity price risk, as well as risks arising from changes in the price of its common shares under the Company's share-based compensation plans.

The Company may periodically use derivative financial instruments to manage risks related to fluctuations in foreign exchange rates, commodity prices, interest rates, and the market price of its own common shares. The use of derivative financial instruments is governed by the Company’s Financial Risk Management Policy approved by the Board of Directors and is administered by the Financial Risk Management Committee. The Financial Risk Management Policy of the Company stipulates that derivative financial instruments should only be used to hedge or mitigate an existing financial exposure that constitutes a commercial risk to the Company, and if the derivatives are determined to be the most efficient and cost effective means of mitigating the Company’s exposure to liquidity risk, foreign currency risk, and interest rate risk, as well as risks arising from commodity prices. Hedging limits, as well as counterparty credit rating and exposure limitations are defined in the Company’s Financial Risk Management Policy, depending on the type of risk that is being mitigated. Derivative financial instruments are not used for speculative purposes.

At the inception of each designated hedging derivative contract, the Company formally designates and documents the hedging relationship and its risk management objective and strategy for undertaking the hedge. Documentation includes identification of the hedging instrument, the hedged item, the nature of the risk being hedged, and how the Company will assess whether the hedging relationship meets the hedge effectiveness requirements, including its analysis of the sources of hedge ineffectiveness and how they determine the hedge ratio.

Credit risk
Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises primarily from the Company’s trade accounts receivable. The Company may also have credit risk relating to cash and cash equivalents and derivative financial instruments, which it manages by dealing only with highly rated North American and European financial institutions. The Company's credit risk may also be exacerbated during periods of weak general economic and financial conditions. The Company's trade accounts receivable and credit exposure fluctuate throughout the year based on the seasonality of its sales and other factors. The Company’s average trade accounts receivable and credit exposure during an interim reporting period may be significantly higher than the balance at the end of that reporting period.

Under the terms of receivables purchase agreements, the Company may continuously sell trade accounts receivables of certain designated customers to a third-party financial institution in exchange for a cash payment equal to the face value of the sold trade accounts receivables, less an applicable discount. The Company retains servicing responsibilities, including collection, for these trade accounts receivables but does not retain any credit risk with respect to any trade accounts receivables that have been sold. All trade accounts receivables sold under the receivables purchase agreement are removed from the consolidated statements of financial position, as the sale of the trade accounts receivables qualify for de-recognition. The three receivables purchase agreements allow for the sale of a maximum of $975 million, $400 million, and $150 million, respectively, of accounts receivables at any one time. The first agreement expires on June 16, 2026, subject to annual extensions, and the other two agreements do not have specified expiry dates and may be terminated by either party with 90 days’ prior written notice.

The Company’s credit risk for trade accounts receivables is concentrated as the majority of its sales are to a relatively small group of wholesale distributors and mass-market and other retailers. As at December 28, 2025, the Company’s ten largest trade debtors accounted for 80% of trade accounts receivable (2024 - 87%). The Company’s main trade debtors are located in the U.S. The remaining trade accounts receivable balances are dispersed among a larger number of debtors across many geographic areas including Canada, Europe, Asia-Pacific, and Latin America.

As at December 28, 2025, the Company's largest wholesale distributor accounted for 67% of trade accounts receivable (2024 - 69%) and 33% of total net sales during fiscal 2025 (2024 - 39% ).

The Company makes an assessment of whether accounts receivable are collectable, based on an expected credit loss model which factors in changes in credit quality since the initial recognition of trade accounts receivable based on customer risk categories. Credit quality is assessed by taking into account the financial condition and payment history of the Company's customers, and other factors.
28. FINANCIAL RISK MANAGEMENT (continued):

Credit risk (continued)
In determining its allowance for expected credit losses, the Company applies the simplified approach per IFRS 9, Financial Instruments, and calculates expected credit losses based on lifetime expected credit losses. The Company uses a provision matrix, which segregates its customers by their economic characteristics and allocates expected credit loss rates based on days past due of its trade receivables. Expected credit loss rates are based on the Company’s historical credit loss experience, adjusted for forward-looking factors of the economic environment.

Most of the Company’s customers have been transacting with the Company or its subsidiaries for several years. Certain wholesale distributors are highly leveraged with significant reliance on trade credit terms provided by a few major vendors, including the Company, and third-party debt financing, including bank debt secured with trade accounts receivable and inventory pledged as collateral. The financial leverage of these customers may limit or prevent their ability to refinance existing indebtedness or to obtain additional financing and could affect their ability to comply with restrictive debt covenants and meet other obligations. The profile and credit quality of the Company’s mass-market and other retailer customers vary significantly.

The Company’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Company has established various internal controls designed to mitigate credit risk, including a dedicated credit function which recommends customer credit limits and payment terms that are reviewed and approved on a quarterly basis by senior management at the Company’s primary sales offices in Christ Church, Barbados, and Winston-Salem, North Carolina. Where available, the Company’s credit departments periodically review external ratings and customer financial statements and, in some cases, obtain bank and other references. New customers are subject to a specific validation and pre-approval process. From time to time, where circumstances warrant, the Company will temporarily transact with customers on a prepayment basis. While the Company’s credit controls and processes have been effective in mitigating credit risk, these controls cannot eliminate credit risk in its entirety and there can be no assurance that these controls will continue to be effective or that the Company’s historical credit loss experience will continue.

The Company’s exposure to credit risk for trade accounts receivable by geographic area was as follows as at:

	December 28, 2025	December 29, 2024

Trade accounts receivable by geographic area:
United States	$775,419	$463,008
Canada	67,032	29,242
Europe and other	113,219	50,109
Total trade accounts receivable	$955,670	$542,359

The aging of trade accounts receivable balances was as follows as at:

	December 28, 2025	December 29, 2024

Not past due	$906,373	$524,319
Past due 0-30 days	32,676	14,782
Past due 31-60 days	8,644	7,081
Past due 61-120 days	9,151	3,361
Past due over 121 days	9,918	3,877
Trade accounts receivable	966,762	553,420
Less allowance for expected credit losses	(11,092)	(11,061)
Total trade accounts receivable	$955,670	$542,359
28. FINANCIAL RISK MANAGEMENT (continued):
Liquidity risk
Liquidity risk is defined as the potential risk that the Company will not be able to meet its financial obligations as they fall due.

The Company manages its liquidity risk through the management of its capital structure and financial leverage, as outlined in note 27 to these consolidated financial statements. In addition, the Company manages this risk by continuously monitoring actual and projected cash flows, taking into account the seasonality of its sales and cash receipts and the expected timing of capital expenditures.

In managing its liquidity risk, the Company relies on cash resources, debt, and cash flows generated from operations to satisfy its financing requirements. The Company may also require access to capital markets to support its operations as well as to achieve its strategic plans. Any impediments to the Company's ability to continue to meet the covenants and conditions contained in its long-term debt agreements as well as the Company's ability to access capital markets, the failure of a financial institution participating in its revolving long-term bank credit facilities, or an adverse perception in capital markets of the Company's financial condition or prospects could have a material impact on its future financing capability. In addition, the Company's access to capital markets and to financing at reasonable terms and interest rates could be influenced by the economic and credit market environment, including a potential prolonged economic downturn and recessions.

The following tables present a maturity analysis based on contractual maturity date of the Company's financial liabilities. All commitments have been reflected in the consolidated statements of financial position except for purchase obligations, as well as minimum royalty payments, which are included in the table of contractual obligations below. The amounts are the contractual undiscounted cash flows.

Carrying		Contractual	Less than	Between 1	Between 4	More than
(in $ millions)	amount	cash flows	1 year	and 3 years	and 5 years	5 years

Accounts payable and accrued liabilities	$1,264.2	$1,264.2	$1,264.2	$—	$—	$—
Long-term debt	4,313.6	4,313.6	450.0	1,355.9	1,761.5	746.2
Purchase and other obligations	—	771.9	431.8	204.4	88.8	46.9
Lease obligations	314.5	367.2	77.6	134.8	65.6	89.2
Total contractual obligations	$5,892.3	$6,716.9	$2,223.6	$1,695.1	$1,915.9	$882.3

As disclosed in note 27, the Company has granted financial guarantees, irrevocable standby letters of credit, and surety bonds to third parties to indemnify them in the event the Company and some of its subsidiaries do not perform their contractual obligations. As at December 28, 2025, the maximum potential liability under these guarantees was $140.5 million, of which $54.3 million was for surety bonds and $86.2 million was for financial guarantees and standby letters of credit.

Foreign currency risk
The majority of the Company’s cash flows and financial assets and liabilities are denominated in U.S. dollars, which is the Company’s functional and reporting currency. Foreign currency risk is mainly limited to the portion of the Company’s business transactions denominated in currencies other than U.S. dollars, primarily for sales and distribution expenses for customers outside the U.S., certain equipment purchases, and head office expenses in Canada. The Company’s exposure relates primarily to changes in the U.S. dollar versus the Canadian dollar, the Pound sterling, the Euro, the Australian dollar, the Mexican peso, and the Chinese yuan. For the Company’s foreign currency transactions, fluctuations in the respective exchange rates relative to the U.S. dollar will create volatility in the Company’s cash flows, in the reported amounts for sales and SG&A expenses in its consolidated statements of earnings and comprehensive income, and for property, plant and equipment in its consolidated statements of financial position, both on a period-to-period basis and compared with operating budgets and forecasts. Additional earnings variability arises from the translation of monetary assets and liabilities denominated in currencies other than the U.S. dollar at the rates of exchange at each reporting dates, the impact of which is reported as a foreign exchange gain or loss and included in financial expenses (net) in the statement of earnings and comprehensive income.
28. FINANCIAL RISK MANAGEMENT (continued):

Foreign currency risk (continued)
The Company has entered into foreign exchange cross-currency swap contracts to hedge the exposure to foreign currency exchange on the principal amount and interest payments of the senior unsecured notes which are denominated in Canadian dollars.

The Company also incurs a portion of its manufacturing costs in foreign currencies, primarily payroll costs paid in Honduran Lempiras, Dominican Pesos, Nicaraguan Cordobas, as well as in Bangladeshi Taka. Significant changes in these currencies relative to the U.S. dollar exchange rate in the future, could have a significant impact on the Company's operating results.

The Company’s objective in managing its foreign currency risk is to minimize its net exposures to foreign currency cash flows, by transacting with third parties in U.S. dollars to the maximum extent possible and practical and holding cash and cash equivalents and incurring borrowings in U.S. dollars. The Company monitors and forecasts the values of net foreign currency cash flows and, from time to time will authorize the use of derivative financial instruments, such as forward foreign exchange contracts with maturities of up to three years, to economically hedge a portion of foreign currency cash flows. The Company had forward foreign exchange contracts outstanding as at December 28, 2025, consisting primarily of contracts to sell and buy Canadian dollars, sell Euros, sell Pounds sterling, sell Australian dollars, and sell Mexican pesos in exchange for U.S. dollars. The outstanding contracts and other foreign exchange contracts that were settled during fiscal 2025 were designated as cash flow hedges and qualified for hedge accounting. The underlying risk of the foreign exchange contracts is identical to the hedged risk and, accordingly, the Company has established a ratio of 1:1 for all foreign exchange hedges.

The following tables provide an indication of the Company’s significant foreign currency exposures included in the consolidated statements of financial position as at December 28, 2025 arising from financial instruments:

			December 28, 2025
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT

Cash and cash equivalents	$1.8	$0.5	$1.1	$1.5	$1.7	$1.2	$18.0
Trade accounts receivable	53.3	2.9	32.7	6.7	5.3	0.2	—
Prepaid expenses, deposits and other current assets	0.2	—	0.3	—	0.1	0.3	7.3
Accounts payable and accrued liabilities	(13.2)	(1.7)	(9.6)	(0.9)	(2.7)	(0.7)	(12.2)
1) The Company is not exposed to foreign exchange gains or losses on its Senior unsecured Canadian notes and related interest payments, as the Company has entered into foreign exchange cross-currency swap contracts to hedge the exposure on the principal amount and interest payments.

Based on the Company’s foreign currency exposures arising from financial instruments noted above, and the impact of outstanding derivative financial instruments designated as effective hedging instruments, varying the foreign exchange rates to reflect a 5 percent strengthening of the U.S. dollar would have (decreased) increased earnings and other comprehensive income as follows, assuming that all other variables remained constant:

		For the year ended December 28, 2025
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT

Impact on earnings before income taxes	$(2.1)	$(0.1)	$(1.2)	$(0.4)	$(0.2)	$(0.1)	$(0.7)
Impact on other comprehensive income before income taxes	1.4	1.2	1.9	0.6	1.1	—	—

An assumed 5 percent weakening of the U.S. dollar during the year ended December 28, 2025 would have had an equal but opposite effect on the above currencies to the amounts shown above, assuming that all other variables remain constant.
28. FINANCIAL RISK MANAGEMENT (continued):
Commodity risk
The Company is subject to the commodity risk of cotton prices and cotton price movements, as the majority of its products are made of 100% cotton or blends of cotton and synthetic fibers. The Company is also subject to the risk of fluctuations in the prices of crude oil and petrochemicals as they influence the cost of polyester fibers which are used in many of its products. The Company purchases cotton from third-party merchants, cotton-based yarn from third-party yarn manufacturers, and polyester fibers from third-party polyester manufacturers. The Company assumes the risk of price fluctuations for these purchases. The Company enters into contracts, up to eighteen months in advance of future delivery dates, to establish fixed prices for its cotton and cotton-based yarn purchases and polyester fibers purchases, in order to reduce the effects of fluctuations in the cost of cotton, crude oil, and petrochemicals used in the manufacture of its products. These contracts are not used for trading purposes and are not considered to be financial instruments that would need to be accounted for at fair value in the Company’s consolidated financial statements. Without taking into account the impact of fixed price contracts, a change of $0.01 per pound in the price of cotton would affect the Company’s annual raw material costs by approximately $6.0 million, based on current production levels.

In addition, fluctuations in crude oil or petroleum prices also affect the Company's energy consumption costs and can influence transportation costs and the cost of related items used in its business, including other raw materials the Company uses to manufacture its products such as chemicals, dyestuffs, and trims. The Company generally purchases these raw materials at market prices.

The Company also has the ability to enter into derivative financial instruments, including futures and option contracts, to manage its exposure to movements in commodity prices. Such contracts are accounted for at fair value in these consolidated financial statements in accordance with the accounting standards applicable to financial instruments. During fiscal 2025, the Company entered into commodity derivative contracts as described in note 16. The underlying risk of the commodity derivative contracts is identical to the hedged risk and accordingly, the Company has established a ratio of 1:1 for all commodity derivative hedges. Due to a strong correlation between commodity future contract prices and its purchased costs, the Company did not experience any significant ineffectiveness on its hedges, other than as disclosed in note 16(d).

Interest rate risk
The Company is subject to interest rate risk arising from its four term loans, which together represent an aggregate principal amount of $1.7 billion, amounts drawn on its $1.2 billion revolving long-term bank credit facilities, and its $50 million unsecured notes payable, all of which bear interest at adjusted term SOFR plus a spread. The Company is subject to interest rate risk arising from its senior unsecured Canadian notes, Series 3 of $110 million, which bear interest at CORRA plus a spread.

The Company generally fixes the rates for adjusted term SOFR based borrowings. The interest rates on amounts drawn on debt agreements and on any future borrowings will vary and are unpredictable. Increases in interest rates on new debt issuances may result in a material increase in financial charges.

The Company has the ability to enter into derivative financial instruments that would effectively fix its cost of current and future borrowings for an extended period of time. The Company has floating-to-fixed interest rate swaps outstanding to hedge up to $150 million of its floating interest rate exposure on a designated portion of certain long-term debt agreements. The interest rate swap contracts are designated as cash flow hedges and qualify for hedge accounting. Refer to note 16(b) for additional information.

Based on the value of interest-bearing financial instruments during the year ended December 28, 2025, an assumed 0.5 percentage point increase in interest rates during such period would have decreased earnings before income taxes by $5.0 million. An assumed 0.5 percentage point decrease in interest rates would have had an equal but opposite effect on earnings before income taxes, assuming that all other variables remain constant.